UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111

San Antonio, Texas 78249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	“CCO”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The 2020 annual meeting of stockholders (the “2020 Annual Meeting”) of Clear Channel Outdoor Holdings, Inc. (the “Company”) has been scheduled for Tuesday, May 19, 2020 at 9:00 a.m., Eastern Time, at the offices of Reed Smith LLP located at 599 Lexington Avenue, New York, New York 10022. Stockholders of record of the Company’s common stock at the close of business on Monday, March 23, 2020, the record date for the 2020 Annual Meeting, will be entitled to notice of, and to vote at, the 2020 Annual Meeting.

Because the Company did not have an annual meeting of stockholders in 2019, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the 2020 Annual Meeting is Wednesday, February 19, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company on or prior to February 19, 2020 at the Company’s principal offices at 4830 North Loop 1604W, Suite 111, San Antonio, Texas 78249 and be directed to the attention of the Secretary. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2020 Annual Meeting.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), stockholders may also present a proposal (other than proposals pursuant to Rule 14a-8) or director nomination at the 2020 Annual Meeting if advance written notice is timely given to the Secretary of the Company, at the Company’s principal executive offices, in accordance with the Bylaws. To be timely, notice by a stockholder of any such proposal or nomination must be provided no later than the close of business on Wednesday, February 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: February 5, 2020	By:	/s/ Brian D. Coleman
Brian D. Coleman
Chief Financial Officer and Treasurer